                                                                       Exhibit 1
                                                                       ---------

                                   AGREEMENT


   Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Hines Horticulture, Inc.

   EXECUTED as a sealed instrument this 5th day of February, 1999.


ABBOTT CAPITAL 1330 INVESTORS I, LP

By:  ABBOTT CAPITAL 1330 GenPar I, LLC

   By:          *
      --------------------------------
      Thomas W. Hallagan
      Manager


ABBOTT CAPITAL 1330 GenPar I, LLC

By:        *
   ----------------------------------
    Thomas W. Hallagan
    Manager


ABBOTT CAPITAL MANAGEMENT, LLC

By:        *
   ----------------------------------
    Raymond L. Held
    Manager


ABBOTT CO-INVESTMENT I, LLC

By:        *
   ----------------------------------
   Raymond L. Held
   Manager


           *
-------------------------------------
Thomas W. Hallagan


           *
-------------------------------------
Raymond L. Held

                              Page 16 of 18 pages

              *
-------------------------------------
Stanley E. Pratt


              *
-------------------------------------
Jonathan D. Roth


              *
-------------------------------------
Thaddeus I. Gray



                              *By: /s/ Lauren M. Massey
                                   ---------------------------------------------
                                   Lauren M. Massey, Attorney-in-Fact

________________________________________________________________________________

This Agreement was executed by Lauren M. Massey pursuant to Powers of Attorney in connection with this Schedule 13G for Hines Horticulture, Inc., which Powers of Attorney are attached hereto as Exhibit 2.

                              Page 17 of 18 pages